UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
ROBERT A. WOOD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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WESTERN INVESTMENT LLC

February 19, 2008

Dear Fellow Shareholder:

Western Investment LLC (“Western”) together with our fellow participants in this solicitation is one of the largest investors in John Hancock Tax-Advantaged Dividend Income Fund (“HTD” or the “Fund”).  We write to you regarding the annual meeting of shareholders scheduled to be held at 601 Congress Street, Boston, Massachusetts 02210, on Monday March 31, 2008 at 10:00 a.m., Eastern Time.  Western believes that the current board of trustees of HTD (the “Board”) has failed to act in your best interests.  Western is therefore seeking your support at the annual meeting of shareholders for the following purposes:

1.	To elect Western’s slate of nominees to the Board, each to hold office until the 2011 annual meeting of HTD’s shareholders and until their successors are elected and qualify;

2.	To consider HTD’s proposal to eliminate the Fund’s “concentration” policy (i.e. investing at least 25% of its net assets) with respect to securities issued by financial services corporations;

3.
To consider HTD’s proposal to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the Fund’s current policy); and

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares by signing, dating and returning today the enclosed WHITE proxy card in the postage paid envelope provided.  The attached proxy statement and WHITE proxy card are first being furnished to the shareholders on or about February 19, 2008.

If you have already sent a proxy card furnished by HTD’s management to HTD, you have every right to change your vote by signing, dating and returning today the enclosed WHITE proxy card in the postage paid envelope provided.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

/s/ Arthur D. Lipson

Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510
Banks and Brokers Call Collect at: (212) 750-5833

PLEASE BE ADVISED:

•	Western's interests are aligned with yours (page 4)

•	HTD’s history of a persistent double-digit NAV discount is unacceptable (page 4)

•	The Board has failed to take effective and timely action to reduce the Fund’s NAV discount and has failed to make accretive repurchases that could benefit shareholders (page 5)

2

ANNUAL MEETING OF SHAREHOLDERS
OF
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed WHITE proxy card, or by signing, dating and returning the WHITE proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), is a significant shareholder of John Hancock Tax-Advantaged Dividend Income Fund (“HTD” or the “Fund”).  Western is writing to you in connection with the election of two nominees to the board of trustees of HTD (the “Board”), at the annual meeting of shareholders scheduled to be held at 601 Congress Street, Boston, Massachusetts 02210, on Monday March 31, 2008 at 10:00 a.m., Eastern Time, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof (the “Annual Meeting”).  This proxy statement (the “Proxy Statement”) and the enclosed WHITE proxy card are first being furnished to shareholders on or about February 19, 2008.

This proxy statement and the enclosed WHITE proxy card are being furnished to shareholders of HTD by Western in connection with the solicitation of proxies from HTD’s shareholders for the following proposals:

1.	To elect Western’s slate of nominees to the Board, each to hold office until the 2011 Annual Meeting of HTD’s shareholders and until their successors are elected and qualify;

2.	To consider HTD’s proposal to eliminate the Fund’s “concentration” policy (i.e. investing at least 25% of its net assets) with respect to securities issued by financial services corporations;

3.
To consider HTD’s proposal to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the Fund’s current policy); and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Fund Ltd., (“WITRL”), Western Investment Total Return Partners L.P. (“WITRP”), Arthur D. Lipson and Robert A. Wood are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

HTD has set the close of business on January 24, 2008 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of HTD is 601 Congress Street, Boston, Massachusetts 02210.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to HTD, as of the Record Date, there were 42,077,487 common shares of beneficial interest, no par value per share (the “Common Shares”) outstanding and 15,200 preferred shares of beneficial interest (the “Preferred Shares” and together with the Common Shares, the “Shares”) outstanding.  Holders of the Common Shares are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof.  Holders of the Preferred Shares are entitled to vote for all business at the Annual Meeting except for the election of trustees.  As of the Record Date, Western, along with all of the participants in this solicitation, was the beneficial owner of an aggregate of approximately 1,971,145 Common Shares, which represents approximately 4.7% of the Common Shares outstanding as of the Record Date.  The participants in this solicitation intend to vote such Common Shares for the election of Western’s nominee trustees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF HTD.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO HTD’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE IN FAVOR OF WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TODAY.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF HTD (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by HTD’s management to HTD, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed WHITE proxy card, or by signing, dating and returning today the enclosed WHITE proxy card, marked FOR the election of Western’s nominees.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions detailed on the enclosed WHITE proxy card by signing, dating and mailing the enclosed WHITE proxy card in the enclosed return envelope to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote, on your behalf, the WHITE proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510
Banks and Brokers Call Collect at: (212) 750-5833

PROPOSAL NO. 1

ELECTION OF TRUSTEES

Our interests are aligned with yours

Western and the other participants are significant investors in HTD and remain committed to our investment in the Fund.  We are currently one of HTD’s largest shareholders, which means  our interests are aligned with the interests of all shareholders – if our investment in HTD prospers, so does yours.  We have no intention of seeking to open-end or liquidate HTD.  Western proposes to elect Arthur D. Lipson and Robert A. Wood as nominees (together the “Nominees”) to the Board.  The Nominees must be elected by the holders of a plurality of HTD’s outstanding Common Shares.

Western believes that our two Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, the Nominees will work on behalf of all shareholders to influence each member of the Board to take all actions necessary to maximize the value of your Shares and to reduce HTD’s share price net asset value discount to less than 3% of the underlying value of its Shares.

HTD’s history of a persistent double-digit NAV discount is unacceptable

HTD’s share price has traded at a double-digit discount to its per share net asset value (“NAV”) for most of its operating history, reaching as low as 17% in May 2006.  We believe that the persistence of this discount was, in part, due to the perception that the persistent and substantial NAV discount was not being addressed by the Board.  Any time a shareholder is forced to sell his or her ownership of a closed end fund at a steep discount to net asset value (“NAV”), that shareholder is harmed no matter what the fund’s discount was at the time the shareholder purchased their shares of that fund.  When a NAV discount is excessive, i.e. greater than 5%, a selling shareholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed end fund should be its NAV, or a value very close.

The table below shows the discount of HTD’s stock price to HTD’s NAV since March 31, 2005 (on the last day of each calendar quarter).

Date	% (Discount) to NAV
03/31/05	(14.559)
06/30/05	(13.710)
09/30/05	(14.964)
12/30/05	(15.454)
03/31/06	(15.104)
06/30/06	(15.366)
09/29/06	(13.361)
12/29/06	(11.135)
03/30/07	(12.559)
06/29/07	(12.584)
09/28/07	(13.403)
12/31/07	(10.455)

As an HTD shareholder, Western is extremely concerned about the Board’s failure to make accretive stock buyback purchases when the fund was at an excessive NAV discount, and its affect on shareholder value.  For example, assume HTD trades at a NAV discount of 13.55% (the Fund’s average from March 31, 2005 through December 31, 2007).  What this means is that for each $1 of underlying HTD net asset value, a share of HTD common stock would trade at approximately 86.5 cents.  So long as the NAV discount persists, exiting HTD shareholders who sell their Shares will sell them at a discount to the underlying NAV.  Additionally, for those shareholders unfortunate enough to have purchased Shares upon the offering in February 2004, in addition to having to deal with the persistent double-digit discount to NAV, they also paid a 4.5% sales and underwriting load to purchase their Shares, thereby further harming investment returns.  Accordingly, for investors in the initial offering, after giving effect to the initial commission, selling HTD shareholders have at times experienced in excess of 20% of NAV lost value.

To put this in perspective, of the 655 closed-end funds currently in existence, in terms of its NAV discount HTD has been ranked in the worst 10% of funds from February 25, 2005 through October 26, 2007 for 99% of the weeks, and in the bottom 1% for 13 weeks.  Despite this continual bottom market rating, for years the Board has taken no steps apparent to shareholders to address the Fund’s NAV discount while the Fund’s NAV discount was excessive, frequently above 10%.  As a shareholder we believe this is unacceptable.  Given such circumstances, we believe the Board has not been properly looking after shareholders’ best interests or earned the premium charged to shareholders, who, in turn, have not seen a justification for either the premium they paid as part of their initial investment or their recurring management fees.

The Board has failed to take effective action to reduce the NAV discount

We believe the Board’s failure to take any observable action in response to the NAV discount is symptomatic of its indifference to the plight of HTD’s shareholders.  As you can see from the chart below, HTD’s NAV discount languished in the bottom 10% of all funds FOR OVER TWO YEARS.  It was not until the fall of 2007, after Western delivered a nomination letter to the Board nominating our two trustee nominees, that shareholders finally saw an improvement in HTD’s NAV discount.

Only after Western delivered its nomination letter to the Board did the Board began to take any tangible steps towards correcting HTD’s NAV discount.  However, shareholders had already suffered through a full two years of excessive NAV discounts before the Board was spurred to action.  Even then it took the threat of a proxy contest before shareholders saw any reaction from the Board.  We find this unacceptable.  Why did the Board wait so long to react?  It is hard to believe that the Board was ignorant of the harm the lost value resulting from such a steep NAV discount had on shareholders.  Had Western not delivered its nomination letter, would the Board have taken the actions it did?  Shareholders need a Board that is primarily and continuously responsive to their best interests.

SHAREHOLDERS DO NOT DESERVE A REACTIVE BOARD; THEY DESERVE A PROACTIVE ONE - ONE THAT SOLELY ACTS WITH THE BEST INTERESTS OF SHAREHOLDERS IN MIND.

Closed-end funds such as HTD require a strong and independent board to properly protect the rights of shareholders

A closed-end fund, such as HTD, is frequently formed by or on behalf of the entity, or its affiliate, that ultimately becomes the manager of the fund.  The fund manager, or its affiliate, earns profits through management fees.  Many people believe that the fund manager’s interest is likely in maximizing its profits, which it does by having the highest amount of assets in the fund.  Accordingly, certain actions that may benefit shareholders, such as large dividends or a stock buyback, likely will reduce profits for the fund manager by reducing assets under management.  Western believes that closed-end fund managers often use their influence with their hand-picked boards to maximize management fees rather than focusing on increasing NAV and earnings per share through, among other things, the repurchase of shares at a discount to NAV.

During the past three years when HTD was trading at its significant NAV discount, the Board did not institute a repurchase of the Shares, or take other observable action to address this problem.  We believe repurchasing HTD’s Shares at such a discount would have reduced the lost value selling shareholders suffered due to the NAV discount while, at the same time, increasing the NAV and earnings per share for remaining shareholders.  To us, this seems like a triple win for shareholders.  Yet the Board chose to do nothing.  We wonder, how much did the fact that fees collected by HTD’s fund manager are calculated based on the amount of assets under management affect the Board’s decision?

As shareholders are aware, the Board eventually took action, but waited until after Western gave notice of its intent to nominate trustees at the Annual Meeting to do so.  Even then the Board’s actions were inadequate at best – and seemed, to us, an attempt to placate Western rather than an attempt to address the underlying NAV discount that affects all shareholders.

Each HTD trustee that currently serves on the Board serves on no fewer than 55 other John Hancock Funds and individually collects over $100,000 in fees annually for their services.  According to HTD’s proxy statement, each independent trustee may also accrue deferred compensation, which, under the John Hancock Deferred Compensation Plan for Independent Trustees, may be invested in shares of one or more funds in the John Hancock Fund complex.  As of December 31, 2007, the independent trustees had an aggregate of over $1.2 million in deferred compensation available to invest yet, as a group, they hold fewer than 2,500 of the 42,077,487 Common Shares outstanding.  Is it any wonder that the Board was so slow to react to the Fund’s steep NAV discount?  Between their services on the boards of other John Hancock funds, their six-figure annual fees and lack of real ownership in HTD, can the Board be trusted to show the willingness necessary to ensure HTD’s shareholders receive the maximum value for their investment in the Fund?

SHAREHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS SHAREHOLDERS WITH A REAL OWNERSHIP IN THE FUND, OUR NOMINEES’ INTERESTS ARE ALIGNED WITH YOURS.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 65) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science from the California Institute of Technology.  Mr. Lipson currently serves on the Board of Trustees of Pioneer Municipal and Equity Income Trust (NYSE:PBF).  Mr. Lipson does not currently hold, nor has he at any time held, any position with HTD.  Mr. Lipson does not oversee any portfolios in HTD’s Fund Complex.

Robert A. Wood (Age 70) has been a Distinguished Professor of Finance at the University of Memphis, since July 1990. Professor Wood previously taught at Penn State University and New York University. His education includes a PhD in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington. He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board.  Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions.  Professor Wood does not currently hold, nor has he at any time held, any position with HTD.  Professor Wood does not oversee any portfolios in HTD’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Trust beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in HTD	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee

Arthur D. Lipson	Over $100,000	Over $100,000

Robert A. Wood	--	--

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) HTD, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940 (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as HTD, (iii) HTD’s investment adviser, principal underwriter or Sponsoring Insurance Company and (v) any person, directly or indirectly controlling, controlled by, or under common control of HTD’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of HTD’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of HTD’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) HTD, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as HTD, (iv) HTD’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of HTD’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.  The Nominees are citizens of the United States of America.  Neither of the Nominees is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 2:

HTD PROPOSAL TO ELIMINATE THE FUND’S FINANCIAL SERVICES CORPORATIONS CONCENTRATION POLICY

As discussed in further detail in the Fund’s proxy statement in the section titled “PROPOSAL TWO,” the Fund has proposed to eliminate the Fund’s policy of investing at least 25% of its net assets in securities issued by financial services corporations.

We make no recommendation as to Proposal No. 2.  For more information please refer to the section in the Fund’s proxy statement titled “PROPOSAL TWO”

PROPOSAL NO. 3:

HTD PROPOSAL TO MODIFY THE FUND’S UTILITIES SECTOR CONCENTRATION POLICY TO PERMIT INVESTMENT IN FOREIGN CORPORATIONS

As discussed in further detail in the Fund’s proxy statement in the section titled “PROPOSAL THREE,” the Fund has proposed to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. corporations.

We make no recommendation as to Proposal No. 3.  For more information please refer to the section in the Fund’s proxy statement titled “PROPOSAL THREE”

We are not aware of any other proposals to be brought before the Annual Meeting. However, in the event HTD nominates additional directors or brings additional matters before the Annual Meeting we may nominate additional persons for directorships or take such action as may be appropriate to address any action of the Board not publicly disclosed by the Fund prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting by the Fund or other parties, the persons named as proxies in the enclosed WHITE proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common and Preferred Shares are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, other than the election of Trustees, as to which only holders of the Common Shares are entitled to vote.  Shareholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of HTD entitled to vote at the Annual Meeting are the Common and Preferred Shares.

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed WHITE proxy card.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western’s Nominees and in the discretion of the person named as proxy on all other matters as may properly come before the Annual Meeting.

We are asking you to vote FOR the election of Western’s Nominees.  The enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Shareholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of HTD’s trustee nominees.

QUORUM; VOTES REQUIRED FOR APPROVAL; ABSTENTIONS

Proposal	Vote Required (provided a quorum exists)*

One — Election of Trustees
For the Common Share class, a plurality of all votes cast.  A “plurality” means that the two nominees up for election by the Shares receiving the greatest number of votes of the Shares will be elected as trustees, regardless of the number of votes cast.

Common Shares vote separately on this proposal.

Two — Elimination of Financial Services Concentration Policy	67% or more of HTD’s Common and Preferred Shares (voting together).

Three — Revision of Utilities Concentration Policy	67% or more of HTD’s Common and Preferred Shares (voting together).

* In order for a “quorum” to exist, a majority of the Shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

For Proposals Two and Three (which are non-routine proposals), brokers that are member organizations of the New York Stock Exchange may vote Preferred Shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of Preferred Shares may occur on a non-routine proposal only if: (i) at least 30% of the Preferred Shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such Preferred Shares voted against the proposal; (iii) the shareholders of the Common Shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees have approved the proposal.

        The following table summarizes how the quorum and voting requirements are determined and is based on information contained in HTD’s proxy statement.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxyholder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” a proposal.

Proportionately Voted Preferred Shares with No Voting Instruction	Considered “present” for determining whether a quorum exists.	Voted in proportion to preferred shares for which the broker received instructions.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

REVOCATION OF PROXIES

Shareholders of HTD may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to John Hancock Tax-Advantaged Dividend Income Fund at 601 Congress Street, Boston, Massachusetts 02210 or any other address provided by HTD.  Although a revocation is effective if delivered to HTD, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, OR FOR THE OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED WHITE PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED WHITE PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 50 persons to solicit HTD’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRL and WITRP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that HTD’s shareholders will benefit from the solicitation (defined below), Western intends to seek reimbursement from HTD, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  If necessary, Western will ask HTD to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of HTD unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $150,000.  Western estimates that through the date hereof, its expenses in connection with this solicitation are approximately $50,000.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western, a Delaware limited liability company.  Western is the managing member of WIAP, a Delaware limited liability company, investment manager of WITRL a Cayman Islands corporation, and the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, respectively.  Mr. Lipson and Professor Wood are each nominees for trustees of HTD.  The principal business address of Mr. Lipson, Western, WIHP, WIAP, WITRP and WITRL and is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Memphis, TN 38152.  Each of Western and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by WIHP, WIAP, WITRP and WITRL by virtue of their respective positions described above.

The principal business of Western is acting as the managing member of WIAP, investment manager of WITRL and the general partner of each of WIHP and WITRP, respectively.  The principal occupation of Mr. Lipson is acting as the managing member of Western.  The principal business of WIHP, WIAP, WITRL and WITRP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Professor Wood is serving as a Distinguished Professor of Finance at The University of Memphis.

For information regarding purchases and sales of securities of HTD during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule I to this proxy statement.  The members of the Group purchased their Shares in margin accounts, where they are held together with other publicly traded securities.  Each of WIHP, WIAP and WITRL is a party to certain equity swap arrangements relating to the Fund.  For information regarding these swap arrangements see Schedule I to this proxy statement.

As of the Record Date, WIHP, WIAP and WITRP beneficially owned 598,900, 763,100 and 608,100 Common Shares, respectively, constituting approximately 1.4%, 1.8% and 1.4%, respectively, of the votes entitled to be cast at the Annual Meeting.  Western directly owned approximately 1,045 Common Shares, constituting less than 1% of the votes entitled to be cast at the Annual Meeting.  As the managing member of WIAP and the general partner of each of WIHP and WITRP, Western may be deemed to beneficially own the 1,970,100 Common Shares owned in the aggregate by WIHP, WIAP and WITRP, constituting approximately 4.7% of the Common Shares outstanding, in addition to the approximately 1,045 Common Shares it holds directly.  As the managing member of Western, Mr. Lipson may be deemed to beneficially own the approximately 1,971,145 Common Shares beneficially owned by Western as of the Record Date.

Professor Wood does not directly own any Shares.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Professor Wood is deemed to beneficially own the approximately 1,971,145 Common Shares beneficially owned in the aggregate by the other participants in this solicitation.  Professor Wood disclaims beneficial ownership of such Common Shares.

Except as set forth in this Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of HTD; (iii) no participant in this solicitation owns any securities of HTD which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of HTD during the past two years; (v) no part of the purchase price or market value of the securities of HTD owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of HTD, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of HTD; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of HTD; (ix) no participant in this solicitation has any material pending legal proceedings, other than ordinary routine litigation incidental to HTD’s business, to which any participant in this solicitation is a party adverse to HTD or any of its affiliated persons, or in which any participant in this solicitation has a material interest adverse to HTD or any of its affiliated persons; and (ix) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by HTD or its affiliates, or with respect to any future transactions to which HTD or any of its affiliates will or may be a party.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting to nominate the persons specified in this Notice for election to the Board.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at HTD’s annual meeting in 2009 must be received by the Fund at its offices at 601 Congress Street, Boston, Massachusetts, 02210, after September 14, 2008, but no later than October 14, 2008 for inclusion in the Fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed WHITE proxy card will vote on such matters in their discretion.

Western has omitted from this proxy statement certain disclosure required by applicable law that is already included in HTD’s proxy statement.  This disclosure includes, among other things, biographical information on HTD’s trustees and executive officers and information on committees of the Board.  Shareholders should refer to HTD’s proxy statement in order to review this disclosure.

According to HTD’s proxy statement, the Fund’s investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02110.  An affiliate of John Hancock Advisers, LLC, MFC Global Investment Management (U.S.) LLC, 101 Huntington Ave., Boston, Massachusetts 02199, serves as subadviser to the Fund.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the trustees of HTD.

The information concerning HTD contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

                    WESTERN INVESTMENT LLC

                                                            February 19, 2008

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF HTD
DURING THE PAST TWO YEARS

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners, L.P.

Sell	100	01/31/06	17.5144
Sell	1,700	02/03/06	17.2845
Sell	1,100	02/07/06	17.3244
Sell	1,500	03/06/06	17.6301
Sell	1,000	03/07/06	17.5195
Sell	2,700	03/09/06	17.3580
Sell	5,500	03/10/06	17.3423
Sell	5,000	03/13/06	17.3580
Sell	3,100	03/21/06	17.5312
Buy	3,600	04/18/06	16.6453
Buy	1,100	04/27/06	16.7608
Sell	8,000	08/23/06	18.5996
Sell	3,900	08/25/06	18.5999
Sell	3,600	08/29/06	18.6089
Sell	17,000	08/30/06	18.6766
Sell	6,600	08/31/06	18.6882
Sell	3,900	09/01/06	18.7158
Sell	4,200	09/05/06	18.6635
Sell	1,600	09/06/06	18.6132
Sell	2,500	09/07/06	18.4396
Sell	2,900	09/08/06	18.3417
Sell	7,700	09/11/06	18.3366
Sell	8,900	09/12/06	18.3249
Sell	1,700	09/13/06	18.3556
Sell	6,800	09/14/06	18.5428
Sell	7,000	09/15/06	18.5470
Sell	12,000	09/19/06	18.5367
Sell	3,900	09/20/06	18.5686
Sell	2,700	09/20/06	18.5674
Sell	9,900	09/22/06	18.5422
Buy	1,100	08/09/07	18.2716
Buy	2,800	08/16/07	16.9647
Buy	3,300	08/20/07	18.2634
Buy	18,300	08/21/07	18.4208
Buy	1,300	08/22/07	18.6402
Buy	3,700	08/23/07	18.7482
Buy	2,600	08/30/07	18.4559
Buy	3,700	08/31/07	18.6652
Buy	4,600	09/04/07	18.8430

Transaction	Quantity	Date	Price ($)

Buy	2,300	09/05/07	18.5068
Buy	3,600	09/06/07	18.5984
Buy	6,000	09/07/07	18.4134
Buy	9,600	09/10/07	18.4786
Buy	9,100	09/12/07	18.5609
Buy	5,900	09/13/07	18.6892
Buy	9,900	09/14/07	18.6422
Buy	2,000	09/17/07	18.5385
Buy	13,000	09/18/07	18.7476
Buy	18,500	09/19/07	19.3216
Buy	8,500	09/20/07	19.1602
Sell	121,300	09/20/07	19.0896
Buy	121,300	10/17/07	18.9400
Buy	4,800	10/19/07	18.6842
Buy	21,200	10/22/07	18.3969
Buy	9,200	10/23/07	18.5161
Buy	23,600	10/24/07	18.3745
Buy	12,600	10/25/07	18.6193
Buy	48,000	11/01/07	18.8962
Sell	3,000	11/01/07	18.9382
Sell	2,700	11/02/07	18.7794
Buy	13,400	11/05/07	18.6805
Buy	12,700	11/07/07	18.2600
Buy	69,100	11/06/07	18.5897
Buy	69,200	11/09/07	18.0258
Buy	117,600	11/12/07	17.9109
Buy	37,600	11/13/07	18.0285
Buy	18,900	11/29/07	17.9891
Buy	12,600	11/30/07	18.2009
Sell	3,000	12/03/07	18.6458
Buy	4,400	12/06/07	18.8770
Buy	1,900	12/10/07	19.0025
Buy	1,000	12/12/07	18.3925

Western Investment Activism Partners LLC

Buy	5,100	07/25/06	17.8139
Buy	1,200	07/26/06	17.9433
Buy	2,300	07/27/06	18.0193
Buy	12,600	07/28/06	18.1270
Buy	16,000	08/02/06	18.3066
Buy	10,200	08/03/06	18.2113
Buy	100	08/04/06	18.5650
Buy	1,500	08/07/06	18.2050
Buy	400	08/08/06	18.3550

Transaction	Quantity	Date	Price ($)

Buy	3,000	08/10/06	18.2523
Sell	100	08/10/06	18.3044
Buy	4,200	08/11/06	18.2034
Buy	8,000	08/14/06	18.2461
Buy	7,700	08/15/06	18.2786
Buy	2,100	09/18/06	18.5598
Sell	57,100	09/18/06	18.5683
Sell	17,200	09/22/06	18.5426
Buy	1,100	07/25/07	18.9116
Buy	14,400	08/06/07	18.1722
Buy	1,400	08/22/07	18.6396
Buy	30,400	09/07/07	18.4120
Buy	9,600	09/10/07	18.4786
Buy	9,100	09/12/07	18.5609
Buy	6,000	09/13/07	18.6892
Buy	9,900	09/14/07	18.6422
Buy	2,000	09/17/07	18.5385
Buy	13,000	09/18/07	18.7476
Buy	18,600	09/19/07	19.3216
Buy	8,500	09/20/07	19.1602
Buy	10,300	09/21/07	19.2307
Sell	5,200	09/21/07	19.1789
Sell	14,000	09/24/07	19.1361
Sell	17,900	09/25/07	18.9280
Sell	9,300	09/26/07	18.9378
Sell	58,600	09/27/07	18.9946
Sell	27,000	09/28/07	18.9483
Buy	3,000	10/17/07	18.8205
Buy	24,400	10/18/07	18.8367
Buy	4,800	10/19/07	18.6842
Buy	21,200	10/22/07	18.3969
Buy	9,100	10/23/07	18.5161
Buy	23,500	10/24/07	18.3745
Buy	46,500	10/26/07	18.9836
Buy	41,000	10/29/07	19.1030
Buy	66,700	10/31/07	19.1747
Buy	150,000	10/31/07	19.2418
Buy	35,000	11/19/07	17.7784
Buy	49,400	11/20/07	17.7142
Buy	38,100	11/21/07	17.6165
Buy	4,900	11/23/07	17.7760
Buy	9,300	11/26/07	17.7978
Buy	7,600	11/27/07	17.6168
Buy	99,500	11/28/07	18.0427
Buy	18,900	11/29/07	17.9891
Buy	12,600	11/30/07	18.2009
Sell	2,900	12/03/07	18.6458

Transaction	Quantity	Date	Price ($)

Buy	10,900	12/05/07	18.6624
Buy	4,400	12/06/07	18.8770
Buy	12,800	12/13/07	17.8350
Buy	9,900	01/09/08	17.5530
Buy	17,800	01/10/08	17.7143
Buy	30,200	01/14/08	17.7650
Buy	10,300	01/16/08	17.5304
Buy	1,900	01/22/08	16.4925

Western Investment Institutional Partners LLC

Buy	800	11/22/05	16.8285
Buy	5,000	11/23/05	16.7445
Buy	1,000	12/13/05	16.6785
Sell	1,000	02/02/06	17.3550
Sell	1,700	02/03/06	17.2845
Sell	1,500	03/06/06	17.6301
Sell	2,700	03/09/06	17.3580
Sell	5,500	03/10/06	17.3423
Sell	5,000	03/13/06	17.3580
Sell	3,000	03/21/06	17.5311
Buy	1,000	04/27/06	16.7617
Sell	8,000	08/23/06	18.5996
Sell	200	08/24/06	18.4744
Sell	4,000	08/25/06	18.5999
Sell	3,500	08/29/06	18.6088
Sell	1,500	08/30/06	18.6739
Sell	16,500	08/30/06	18.6766
Sell	2,800	08/31/06	18.7045
Sell	4,000	09/01/06	18.7171
Sell	4,300	09/05/06	18.6648
Sell	1,600	09/06/06	18.6132
Sell	2,600	09/07/06	18.4398
Sell	2,900	09/08/06	18.3434
Sell	7,800	09/11/06	18.3373
Sell	8,900	09/12/06	18.3255
Sell	2,000	09/13/06	18.3589
Sell	6,900	09/14/06	18.5435
Sell	7,000	09/15/06	18.5477
Sell	13,100	09/19/06	18.5371
Sell	1,000	09/20/06	18.5611
Sell	5,600	09/20/06	18.5702
Sell	2,300	09/21/06	18.5480
Sell	1,700	09/22/06	18.5373
Sell	9,700	09/22/06	18.5427

Transaction	Quantity	Date	Price ($)

Western Investment Total Return Partners, L.P.

Buy	45,100	10/30/07	19.0037
Buy	15,300	12/14/07	17.7893
Buy	17,900	12/17/07	17.5867
Buy	23,000	12/18/07	17.5058
Buy	63,000	12/19/07	17.5959
Buy	59,300	12/20/07	17.3266
Buy	64,700	12/21/07	17.5745
Buy	57,400	12/24/07	17.8766
Buy	85,100	12/26/07	17.8658
Buy	30,500	12/27/07	17.7250
Buy	50,000	12/27/07	17.7500
Buy	52,300	12/28/07	17.6599
Buy	33,200	01/07/08	17.6246
Buy	11,300	01/08/08	17.8314

Western Investment LLC

Buy	1,000	10/01/07	19.0085

Western Investment Total Return Fund Ltd. None

Arthur D. Lipson None

Robert A. Wood None

THERE WERE NO TRANSACTIONS IN THE PREFERRED SHARES OF HTD BY ANY MEMBERS OF THE GROUP IN THE LAST TWO YEARS

Agreements Relating to Securities of the Trust

As of the Record Date, each of WIHP, WIAP and WITRL was a party to certain equity swap arrangements (the “Swap Arrangements”) with a financial institution (the “Bank”) as the counterparty.  Pursuant to these Swap Arrangements, each of WIHP, WIAP and WITRL is obligated to pay to the Bank the equity notional amount on a total of 147,433, 374,927 and 92,000 Common Shares, respectively, subject to the Swap Arrangements (the "Reference Shares") as of the beginning of the valuation period (which resets monthly), plus interest.  At the termination of the Swap Arrangements, the Bank is obligated to pay to each of WIHP, WIAP and WITRL the market value of their respective interest in the Reference Shares as of the end of the valuation period.  Any dividends received by the Bank on the Reference Shares during the term of the Swap Arrangements will be paid to WIHP, WIAP and WITRL.  All balances will be cash settled and there will be no transfer to WIHP, WIAP or WITRL of voting or dispositive power over the Reference Shares.  The Swap Arrangements expire on May 5, 2008.  Western and the other participants in this solicitation disclaim beneficial ownership of the Reference Shares, except to the extent of their pecuniary interest therein.  The Reference Shares are not included as part of the totals, with respect to the Common Shares, disclosed herein by the participants to this solicitation.

SCHEDULE II

The following table is derived from the Fund’s proxy statement filed with the
Securities and Exchange Commission on February 11, 2008

SECURITY OWNERSHIP OF HTD1

The table below provides a dollar range indicating each Trustee’s ownership of equity securities of the fund as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2007.  According to the Fund’s proxy statement, there are no beneficial owners of greater than 5% of the Fund’s outstanding Shares.

Name of Trustee	Number of Common Shares owned of HTD	Dollar Range of Equity Securities in HTD	Aggregate Dollar Range of Equity Securities in All John Hancock Funds Overseen by Trustee
James F. Carlin	50	$1 - $10,000	Over $100,000
William H. Cunningham	--	--	Over $100,000
Charles L. Ladner	270	$1 - $10,000	Over $100,000
John A. Moore	2,000	$10,001 - $50,000	Over $100,000
Patti McGill Peterson	86	$1 - $10,000	Over $100,000
Steven R. Pruchansky	--	--	Over $100,000
James R. Boyle	--	--	Over $100,000

[1]The amounts reflect the aggregate dollar range of equity securities beneficially owned by the trustees in the Fund and in all John Hancock funds overseen by each trustee. For each trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described in the Fund’s proxy statement under the section titled “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to HTD by the trustees. Each of the trustees has all voting and investment powers with respect to the shares indicated. None of the trustees beneficially owned individually, and the trustees and executive officers of the fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund.

II-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy FOR the election of Western’s Nominees by voting your Shares by signing and dating the enclosed WHITE proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510
Banks and Brokers Call Collect at: (212) 750-5833

II-2

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

WHITE
 PROXY
PREFERRED STOCK

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF TRUSTEES OF JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of preferred stock of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held 601 Congress Street, Boston, Massachusetts 02210, on Monday March 31, 2008 at 10:00 a.m., Eastern Time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of preferred stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL ABSTAIN FROM VOTING FOR PROPOSAL 2 AND PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of John Hancock Tax-Advantaged Dividend Income Fund preferred stock for the upcoming Annual Meeting of shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please sign, date and return the WHITE proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

WHITE PROXY CARD
PREFERRED STOCK

1.	Proposal No. 2:

	FOR	AGAINST	ABSTAIN
To eliminate the Fund’s concentration policy with respect to securities issued by financial services companies.	[ ]	[ ]	[ ]

2.	Proposal No. 3:

	FOR	AGAINST	ABSTAIN
To modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in foreign as well as U.S. corporations.	[ ]	[ ]	[ ]

3.
To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

WHITE
 PROXY
COMMON STOCK

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF TRUSTEES OF JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held 601 Congress Street, Boston, Massachusetts 02210, on Monday March 31, 2008 at 10:00 a.m., Eastern Time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 1 AND WILL ABSTAIN FROM VOTING FOR PROPOSAL 2 AND PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of John Hancock Tax-Advantaged Dividend Income Fund common stock for the upcoming Annual Meeting of shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please sign, date and return the WHITE proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

WHITE PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1.
Proposal No. 1: Western’s proposal to elect its slate of trustee nominees, each to hold office until the 2011 annual meeting of the Fund’s shareholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) Robert A. Wood	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ _____________________________

2.	Proposal No. 2:

	FOR	AGAINST	ABSTAIN
To eliminate the Fund’s concentration policy with respect to securities issued by financial services companies.	[ ]	[ ]	[ ]

3.	Proposal No. 3:

	FOR	AGAINST	ABSTAIN
To modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in foreign as well as U.S. corporations.	[ ]	[ ]	[ ]

4.
To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.